SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





Date of Report (Date of Earliest Event Reported)            December 27, 1999
                                                -------------------------------

QUADRAX CORPORATION
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(Exact Name of Registratn as Specified in Charter)

Delaware                             0-16052                     05-0420158
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(State or Other Jurisdiction of    (Commission File Number)  (IRS Employer
Incorporation)                                               Identification No.)

600 Main Street                                        West Warwick, RI  02893
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code (401) 821-1700
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                                 Not Applicable
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         (Former Name or Former Address, If Changed Since Last Report.)

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ITEM 4.  Change in Registrant's Certifying Accountant.

         On December 27, 1999, the Board of Directors, upon the recommendation of management, voted to appoint Mayer Rispler & Company, P.C. to act as independent auditors for the Company for the fiscal year ending December 31, 1998 and December 31, 1999, replacing Livingston & Haynes, P.C. Livingston & Haynes, P.C. had not commenced work on the audit, and they had no differences of opinion with the Company concerning its financial reports or accounting principles. The decision to change accountants was recommended by the Board of Directors.

                                   Signatures



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant ahs duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                            Quadrax Corporation

      February 9, 2000                 /s/ James J. Palermo
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          (Date)                       James J. Palermo, Chief Executive Officer
                                       and President